SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                January 19, 1999


                             AMSOUTH BANCORPORATION
             (Exact name of registrant as specified in its charter)



         DELAWARE                       1-7476                 63-0591257
(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)            Identification No.)


         AmSouth-Sonat Tower
       1900 Fifth Avenue North
         Birmingham, Alabama                                          35203
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code: (205) 320-7151


                                       N/A
          (Former name or former address, if changed since last report)



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Item 5.  Other Events.

         AmSouth Bancorporation ("AmSouth") is filing this Current Report on Form 8-K to report its preliminary results of operations for the fourth quarter of 1998 and for the fiscal year ended December 31, 1998. On January 19, 1999, AmSouth issued a press release describing its results of operations for the fourth quarter of 1998 and for the fiscal year ended December 31, 1998. The press release (as corrected) is attached hereto as Exhibit 99 and is incorporated as part of this Current Report on Form 8-K.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         The following exhibit is filed as part of this Current Report on Form 8-K:

         Exhibit No.                    Exhibit
         -----------                    -------

             99            Press Release of January 19, 1999.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AMSOUTH BANCORPORATION


                                            By /s/ Carl L. Gorday
                                              ----------------------------
                                            Name:  Carl L. Gorday
                                            Title: Assistant Secretary


Date: February 23, 1999















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